                             SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                            (Amendment No.         )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]   Preliminary proxy statement
[ ]   Confidential, For Use of the Commission Only (as
[X]   Definitive proxy statement (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      FUSION MEDICAL TECHNOLOGIES, INC.
      ...........................................................
              (Name of Registrant as Specified in Its Charter)
      ...........................................................
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.
     1)   Title of each class of securities to which transaction applies:
     ......................................................................
     2)   Aggregate number of securities to which transaction applies:
     ......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ......................................................................
     4)   Proposed maximum aggregate value of transaction:
     ......................................................................
     5)    Total fee paid:
     ......................................................................
[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)    Amount previously paid:
     ......................................................................
     2)    Form, Schedule or Registration Statement No.:
     ......................................................................
3)    Filing Party:
     ......................................................................
4)    Date Filed:
     ......................................................................

                     FUSION MEDICAL TECHNOLOGIES, INC.

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MAY 21, 1998
Dear Stockholder:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 21, 1998 at 10:00 a.m., local time, at the Company's headquarters located at 1615 Plymouth Street, Mountain View, CA, for the following purposes:

   1. To elect (i) two Class I Directors of the Company to serve for a term of one year expiring upon the 1999 Annual Meeting of Stockholders of the Company or until a successor is elected, (ii) two Class II directors of the Company to serve for a term of two years expiring upon the 2000 Annual Meeting of Stockholders of the Company or until a successor is elected, and (iii) three Class III directors of the Company to serve for a term of three years expiring upon the 2001 Annual Meeting of Stockholders of the Company or until a successor is elected.

   2. To approve an amendment to the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock authorized for issuance by 400,000 shares to 1,890,492 shares.

   3. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the fiscal year ending December 31, 1998.

   4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only holders of record of the Company's Common Stock at the close of business on March 30, 1998, the record date, are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                       By Order Of The Board Of Directors

                                       /s/  Philip M. Sawyer

                                       Philip M. Sawyer
                                       President, Chief Executive Officer
                                       and Director
Mountain View, California
April 10, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                       FUSION MEDICAL TECHNOLOGIES, INC.

                                Proxy Statement
                                     for
                      1998 Annual Meeting of Stockholders
                            To Be Held May 21, 1998

                              TABLE OF CONTENTS
                                                                       Page
                                                                       ----



PROCEDURAL MATTERS.....................................................   1

PROPOSAL ONE - ELECTION OF DIRECTORS...................................   3

PROPOSAL TWO - AMENDMENT TO 1993 STOCK OPTION PLAN.....................   6

PROPOSAL THREE - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS...  10

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT...............  11

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT......................  13

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION............  13

EXECUTIVE OFFICER COMPENSATION.........................................  14

CERTAIN TRANSACTIONS...................................................  16

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS.........  17

STOCK PERFORMANCE GRAPH................................................  19

OTHER MATTERS..........................................................  20


                       FUSION MEDICAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT
                                      FOR

                     1998 ANNUAL MEETING OF STOCKHOLDERS

                               PROCEDURAL MATTERS

General

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Fusion Medical Technologies, Inc. ("Fusion" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 21, 1998 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 1615 Plymouth Street, Mountain View, California 94043, and the telephone number at that location is (650) 903-4000.

     These proxy solicitation materials were mailed on or about April 22, 1998, together with the Company's 1997 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

Record Date and Voting Securities

     Stockholders of record at the close of business on March 30, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.
 As of the Record Date, 7,138,326 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock were outstanding.

Revocability of Proxies

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures

     Each stockholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the matters scheduled to be voted on at the Special Meeting. Votes cast in person or by proxy will be tabulated by Boston EquiServe, the Company's transfer agent.

     Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted (i) "FOR" the election of each of the Company's nominees as a director, (ii) "FOR" ratification and approval of an amendment to the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance by 400,000 to 1,890,492 shares, and (iii) "FOR" ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for fiscal 1998.

Quorum; Abstentions; Broker Non-Votes

     The presence, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of the proposals presented to the stockholders.

     Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes cast. Under Delaware Law an abstaining vote is not deemed to be a "vote cast." A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proxies

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of the Company bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting.

Expense of Solicitation

      The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

Procedure for Submitting Stockholder Proposals

     Proposals of the Company's stockholders intended to be presented at the regularly scheduled 1999 Annual Meeting of Stockholders must be received by the Company no later than December 31, 1998, and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

     Pursuant to the Company's Restated Certificate of Incorporation, the Company's Board of Directors will be divided into three classes at the Annual Meeting. Two Class I directors, two Class II directors, and three Class III directors are to be elected at the Annual Meeting. Each of the two Class I directors elected at the Annual Meeting will hold office until the Company's 1999 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. Each of the two Class II directors elected at the Annual Meeting will hold office until the Company's 2000 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. Each of the three Class III directors elected at the Annual Meeting will hold office until the Company's 2001 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

     The Board of Directors has nominated the persons set forth below, all of whom are currently directors of the Company, for election as directors. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director.

Vote Required

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED BELOW.

Information Regarding Nominees

Name                             Age     Principal Occupation
----                             ---      --------------------
Nominees for Class I Directors
Lawrence G. Mohr Jr. (1)........ 53      General Partner, Mohr,
                                         Davidow Ventures
Olav B. Bergheim (1)............ 47      Venture Partner, Domain Associates
Nominees for Class II Directors
Douglas E. Kelly, M.D.(2)....... 37      General Partner, Asset Management
                                         Associates, Inc.
Richard S. Schneider, Ph.D.(2).. 57      General Partner, Domain Associates
Nominees for Class III Directors
Gordon W. Russell (1)........... 64      General Partner, Sequoia Capital
Philip M. Sawyer................ 33      President, Chief Executive Officer
                                         and Director
Vaughn D. Bryson (2)............ 59      President, Life Science Advisors

---------------

(1)   Member of the Audit Committee.
(2)   Member of the Compensation Committee.


     Mr. Sawyer, a founder of the Company, has served as President and Chief Executive Officer and as a Director since April 1993.

     Mr. Russell has served as Chairman of the Board since October 1993.
Mr. Russell has been with Sequoia Capital, a venture capital firm, since 1979 as a General Partner. Mr. Russell currently serves on the Board of Directors of Sangstat Medical Corporation, Aradigm Corporation and ChemTrak, Inc.

     Mr. Bergheim has served as a Director of the Company since October 1995. Mr. Bergheim has been a Venture Partner with Domain Associates, a venture capital firm, since 1995. Prior to Domain Associates, Mr. Bergheim served in various capacities in Baxter Healthcare for 18 years. Mr. Bergheim is a director of Vista Medical Technologies, Inc.

     Mr. Bryson has served as a Director of the Company since March 1996. Mr. Bryson is President of Life Sciences Advisors, a consulting firm focused on assisting biopharmaceutical companies in building shareholder value. Mr. Bryson was a thirty-two year employee of Eli Lilly and Company ("Lilly") and served as President and Chief Executive Officer of Lilly from 1991 to 1993.
 He was Executive Vice President from 1986 until 1991. He served as a member of Lilly's Board of Directors from 1984 until his retirement in 1993. Mr. Bryson was Vice Chairman of Vector Securities International, Inc., an investment banking firm, from April, 1994 to December 1996. Mr. Bryson is a director of Ariad Pharmaceuticals, Inc., Chiron Corporation, Perclose, Inc., and Quintiles Transnational Corp. Mr. Bryson received a B.S. degree in Pharmacy from the University of North Carolina and completed the Sloan Program at the Stanford University Graduate School of Business.

     Dr. Kelly has served as a Director of the Company since November 1993. Dr. Kelly has been with Asset Management Associates, Inc., a venture capital firm, since 1993, most recently as a General Partner of AMC Partners 1996, L.P.

     Mr. Mohr has served as a Director of the Company since November 1993. Mr. Mohr has been a General Partner of Mohr, Davidow Ventures, a venture capital firm which he founded, since 1983. Mr. Mohr serves on the boards of directors of Vida Med, Inc., Neurobiological Technologies, Inc. and Cardiac Pathways Corporation.

     Dr. Schneider has served as a Director of the Company since January 1995. Since 1990, Dr. Schneider has been a General Partner of Domain Associates, a venture capital firm. Dr. Schneider also serves as a director of Landec Corporation.

Board Meetings and Committees

     During fiscal 1997, the Board of Directors held four meetings (including regularly scheduled and special meetings). Mr. Mohr was unable to attend two meetings and Mr. Bryson was unable to attend one meeting.
Certain matters were approved by the Board of Directors by unanimous written consent.

     The Board of Directors of the Company currently has two standing committees: an Audit Committee and a Compensation Committee. The Audit Committee is composed of Messrs. Russell, Bergheim and Mohr. The Compensation Committee is composed of Messrs. Bryson, Kelly and Schneider. The Company has no nominating committee or committee performing similar functions.

     Audit Committee. The Audit Committee makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board of Directors the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. The Audit Committee held one meeting during fiscal 1997.

     Compensation Committee. The Compensation Committee reviews the Company's executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1997.

Director Compensation

     Non-employee directors of the Company are not compensated in cash for attending meetings of the Board of Directors or for Board Committee meetings held on a different day. The Company has adopted the 1996 Directors' Option Plan (the "Director Plan") providing for stock options to be granted to certain non-employee directors. A total of 120,000 shares of Common Stock has been reserved for issuance under the Director Plan. As of December 31, 1997, there were 19,200 options to purchase shares outstanding under the Director Plan. The Director Plan provides for an automatic grant of an option to purchase 8,000 shares of Common Stock (the "Initial Option") to each non-employee director on the date on which such director first becomes a director. After the Initial Option is granted to a non-employee director, such director will automatically be granted an option to purchase 3,200 shares on the date of the Company's Annual Meeting, provided such person is then a non-employee director, and, provided further, that on such date such person has served on the Board for at least six months.

                                    PROPOSAL TWO

                                    AMENDMENT TO
                              1993 STOCK OPTION PLAN

General

     The Company's 1993 Stock Option Plan (the "1993 Plan") provides for the granting to employees of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees and consultants of nonstatutory stock options. The 1993 Plan was adopted by the Board of Directors in October 1993 and approved by the stockholders in October 1993. Unless terminated sooner, the 1993 Plan will terminate automatically in September 2003.

     In April 1998, the Board of Directors increased the shares reserved for issuance under the 1993 Plan by 400,000 shares, bringing the total shares currently reserved for issuance under the 1993 Plan to 1,890,492 shares. Proposal Two seeks stockholder approval of the increase in shares reserved. Approval of the amendment to the 1993 Plan also perfects the stockholder approval requirement of Section 422 of the Code.

     The Company believes that stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Companies like Fusion have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with other companies for experienced executives and other key personnel and believes that it must be able to offer comparable packages to attract the caliber of individual necessary to the Company's business.

Vote Required

     The affirmative vote of a majority of the majority of the votes cast at the Annual Meeting will be required to ratify and approve the amendment to the 1993 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1993 PLAN.

     The essential provisions of the 1993 Plan are outlined below.

Administration

     The 1993 Plan is administered by the Board or a committee appointed by the Board (the "Administrator"), which committee is in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

Eligibility; Limits on Grants

     The 1993 Plan provides that nonstatutory stock options may be granted to employees, including officers, directors and consultants to the Company. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options are granted and the number of shares subject to each option. The 1993 Plan is administered so as to satisfy certain requirements under the federal securities laws, including under the Exchange Act, and the Code.

     As of December 31, 1997, there were approximately 58 employees and 26 consultants currently eligible to participate in the 1993 Plan, and 81 optionees, including consultants and directors, held outstanding options under the 1993 Plan. As of December 31, 1997, a total of 1,490,492 shares of Common Stock has been authorized for issuance pursuant to the 1993 Plan. 256,641 shares had been issued upon the exercise of stock options granted under the 1993 Plan, 992,017 shares were subject to outstanding options and 241,834 shares were available for future grant.

Terms of Options

     The term of each option granted under the 1993 Plan is determined by the Stock Option Agreement between the optionee and the Company but may not be longer than ten years, except in the case of options granted to an optionee who at the time of grant owns stock representing 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, for whom the term of each option may not be longer than five years. Each option is evidenced by a written agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

         (a) Exercise of the Option: The Administrator determines when options may be exercisable. Shares subject to an option generally vest and are exercisable over a period of four years at the rate of one-quarter of the shares on each anniversary of the option grant subject to option. The Administrator may accelerate the vesting of any outstanding option. The purchase price of the shares to be purchased upon exercise of any option may be paid, at the discretion of the Administrator, in cash, check, or other shares of Common Stock (with some restrictions).

         (b) Exercise Price: The exercise price under the 1993 Plan is determined by the Administrator, provided that, generally in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. In the case of a non-statutory stock option, the exercise price may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to an employee or consultant who, at the time of such grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted.

         (c) Termination of Employment: If the optionee's status as an employee or consultant terminates for any reason other than death or disability, an option under the 1993 Plan may be exercised not later than 30 days after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination.

         (d) Disability of Optionee: If an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's disability (as defined in Section 22 (e) (3) of the Code), an option may be exercised within 12 months after termination of employment due to such disability (but in no event later than the date of expiration of the term of the option), but only to the extent such option was exercisable and vested on the date of termination.

(e) Death of Optionee: If an optionee should die while employed by the Company, an option may be exercised at any time within 12 months after the date of death (but in no event later than the date of expiration of the term of the option), but only to the extent such options were exercisable and vested on the date of termination.

         (f) Termination of Options: Under the form of option agreement currently used by the Company, options generally expire ten years from the date of grant.

         (g) Non-transferability of Options: Unless otherwise specified by the Administrator, options are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

         (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1993 Plan as may be determined by the Administrator.

Changes in Capitalization

     In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustments will be made in the number of shares reserved for issuance and in the number of shares subject to outstanding options under the 1993 Plan, as well as in the price per share of Common Stock covered by such options. Such adjustment will be made by the Board of Directors, whose determination is final, binding and conclusive.

     In the event of the proposed dissolution or liquidation of the Company, options outstanding under the 1993 Plan will terminate immediately prior to such action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation, outstanding options may be assumed or an equivalent option may be substituted by the successor entity. If such outstanding options are not assumed or substituted, however, the Board of Directors will notify the optionee that the option will be exercisable for a period of 45 days, after which the option will terminate.

Amendment and Termination of the Plan

     The Board of Directors may amend the 1993 Plan at any time, or may terminate the 1993 Plan, without stockholder approval; provided, however, that stockholder approval is required for any amendment to the 1993 Plan for which stockholder approval would be required under the Code or other applicable rules, and no action by the Board of Directors or stockholders may unilaterally impair any option previously granted under the 1993 Plan. In any event, the 1993 Plan will terminate in October 2003. Any options outstanding under the 1993 Plan at the time of its termination will remain outstanding until they expire by their terms.

Tax Information

     The following is a summary of the effect of federal income taxation with respect to the grant and exercise of options under the 1993 Plan. It does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

     Incentive Stock Options
     -----------------------

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     Non-statutory Stock Options
     ---------------------------

     All other options which do not qualify as incentive stock options are referred to as non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon the option's exercise, the optionee will recognize taxable income, generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Participation in the 1993 Plan

     As of the date of this Proxy Statement, there has been no determination by the Administrator with respect to future awards under the 1993 Plan. As a result, future awards are not determinable at this time. The following table sets forth information with respect to options granted under the 1993 Plan during the fiscal year ending December 31, 1997 to each of the officers named in the Summary Compensation Table, to all current executive officers as a group, to all non-employee directors and to all other employees as a group. The term of options under the 1993 Plan (other than those granted to 10% stockholders, such as Mr. Sawyer, as to which the term is five years from the date of grant) is generally ten years from the date of grant.

                                                              % of Total
                                                   Average      Grants
                                    Options        Exercise      Under
   Identity of Person or Group     Granted(#)      Price($)  the 1993 Plan
   ---------------------------     ----------      --------  --------------
Philip M. Sawyer................         --            --           *
Debera M. Brown.................       42,000         4.38         7.5
Cary J. Reich...................       40,000         4.38         7.2
Gary A. Curtis (1)..............       15,000         4.38         2.7
Joseph F. Rondinone.............       55,000         4.03         9.9
All current executive officers
  as a group....................      302,000         4.37        54.2
All non-employee directors......         --            --           *
All other employees as a group..      255,650         4.25        45.8

---------------

  * Less than 1%

(1)  Mr. Curtis resigned his position as Executive Vice President, Sales and
Marketing on January 31, 1998.


                                PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     On the recommendation of the Audit Committee, the Board of Directors has appointed Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as independent auditors of the Company to audit the consolidated financial statements of the Company for the year ending December 31, 1998, and recommends that the stockholders vote for ratification of such appointment.

     Coopers & Lybrand has audited the Company's financial statements since 1994. A representative of Coopers & Lybrand is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

Vote Required

     Ratification of the appointment of Coopers & Lybrand as the Company's independent auditors will require the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Coopers & Lybrand, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPOINTING COOPERS & LYBRAND AS THE COMPANY'S INDEPENDENT AUDITORS.

            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   The following table sets forth the beneficial ownership of Common Stock of the Company as of March 30, 1998 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the officers named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group.

                                                                Percentage
                                          Shares Beneficially  Beneficially
                 Name (2)                      Owned (1)          Owned
                 --------                      ---------          -----
Philip M. Sawyer (3)......................     1,313,172           18.4

Lawrence G. Mohr, Jr. (4).................     1,021,506           14.3

Mohr, Davidow Ventures III ...............       992,510           13.9
2775 Sand Hill, Suite 240
Menlo Park, CA 94025

Interface Biomedical Laboratories
  Corporation ............................       878,210           12.3
7600 Ridge Boulevard
Brooklyn, New York 11209

Douglas E. Kelly, M.D (5)..................      820,635           11.5

Asset Management Associates 1989, L.P. ....      808,079           11.3
2275 East Bayshore Road, Suite 150
Palo Alto, CA, 94303

Entities affiliated with Domain
  Associates (6)...........................      783,528           11.0
One Palmer Square
Princeton, NJ 08542

Richard S. Schneider, Ph.D. (7)............      784,328           11.0

State of Wisconsin Investment Board........      476,600            6.7
P.O. Box 7842
Madison, WI 53707

Gordon W. Russell (8)......................      222,729            3.1

Cary J. Reich, Ph.D. (9)...................       85,575            1.2

Gary A. Curtis (10)........................       63,015             *

Debera M. Brown (11).......................       52,606             *

Joseph F. Rondinone, Ph.D. (12)............       25,783             *

Olav B. Bergheim (13)......................       17,370             *

Vaughn B. Bryson (14)......................       17,370             *

All Directors and executive officers
  as a group (13 persons) (15).............    5,247,168           71.6


*Less than 1%


                                      11


(1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 30, 1998 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2)   The address for all directors and named officers is Fusion Medical
      Technologies, Inc., 1615 Plymouth Street, Mountain View, CA 94043

(3) Includes 434,962 shares held by Mr. Sawyer, and 878,210 shares held by Interface Biomedical Laboratories Corporation, of which Mr. Sawyer is a shareholder.

(4) Includes 992,510 shares held by Mohr, Davidow Ventures III. Mr. Mohr is a General Partner of Mohr, Davidow Ventures III and disclaims beneficial ownership of the shares held by such entity except to the extent of his proportionate partnership interest therein. Includes
      12,500 shares held by the Mohr Family Trust. Includes 6,496 shares issuable upon exercise of stock options exercisable within 60 days of March 30, 1998 and 10,000 shares owned by Mr. Mohr.

(5)   Includes 808,079 shares held by Asset Management Associates 1989, L.P.
      Dr. Kelly is a General Partner of AMC Partners 1996, L.P. and disclaims beneficial ownership of the shares held by Asset Management
      Associates 1989, L.P. except to the extent of his proportionate partnership interest. Includes 11,756 shares held by Dr. Kelly and 800 shares issuable upon exercise of stock options within 60 days of March 30, 1998.

(6) Includes 749,028 shares held by Domain Partners III, L.P. and 26,215 shares held by DP III Associates, L.P. and 8,285 shares held by Domain
      Associates.
(7) Includes 749,028 shares held by Domain Partners III, L.P. and 26,215 shares held by DP III Associates, L.P. Dr. Schneider is a General
      Partner of One Palmer Square Associates III, L.P., the General Partner of Domain Associates III, L.P. and DP III Associates, L.P. and disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest. Also includes 8,285 shares held by Domain Associates and 800 shares issuable upon exercise of stock options within 60 days of March 30, 1998. Dr. Schneider is a General Partner of Domain Associates and disclaims beneficial ownership of the shares held by this entity except to the extent if his proportionate partnership interest.
      Excludes 1,381 unvested shares subject to repurchase by the Company within 60 days of March 30, 1998.

(8) Includes 251,995 shares held by Mr. Russell. Includes 649 shares held by Sequoia Technology VI. Mr. Russell is a General Partner of Sequoia
      Capital and disclaims beneficial ownership of the shares held by such entity except to the extent of his proportionate partnership interest therein. Also includes 9,085 shares issuable upon the exercise of stock options exercisable within 60 days of March 30, 1998.

(9) Includes 76,965 shares issuable upon exercise of stock options exercisable within 60 days of March 30, 1998.

(10)  Includes 10,000 shares held by the Courtney Curtis Educational Trust.
      Mr. Curtis is a trustee of such trust and disclaims any beneficial ownership thereof. Includes 13,015 shares issuable upon exercise of stock options exercisable within 60 days of March 30, 1997. Excludes
      16,667 shares subject to repurchase rights by the Company.

(11)  Includes 2,941 shares held by the Greg M. Ball and Debera M. Brown
      Trustees u/a/d 5-28-97. Includes 48,295 shares issuable upon exercise of stock options exercisable within 60 days of March 30, 1998.

(12) Includes 9,531 shares issuable upon exercise of stock options exercisable with 60 days of March 30, 1998.

(13) Includes 800 shares issuable upon exercise of stock options exercisable within 60 days of March 30, 1998. Includes 6,214 shares subject to repurchase rights by the Company.

(14) Includes 800 shares issuable upon exercise of stock options exercisable within 60 days of March 30, 1998. Includes 7,249 shares subject to repurchase rights by the Company.

(15) Includes 187,581 shares issuable upon exercise of stock options exercisable within 60 days of March 30, 1998. Includes 34,011 shares subject to repurchase rights by the Company.

             COMPLIANCE WITH SECTION  16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders") to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during fiscal 1997 its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements except for the following: Ms. Brown did not report in a timely manner on Form 4, the exercise of a stock option. Messrs. Rondinone, Anderson and Huie did not submit their initial Form 3's in a timely manner.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed in April 1995 and is currently composed of Messrs. Schneider, Kelly and Bryson. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is, or was formerly, an officer or an employee of the Company.

                      EXECUTIVE OFFICER COMPENSATION

                        SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received in the last three fiscal years by the Chief Executive Officer and each of the four other most highly compensated executive officers whose total compensation exceeded $100,000 during the last fiscal year and who were serving as executive officers at the end of the fiscal year ended December 31, 1997 (the "Named Officers").



                                                    Long Term
                                                  Compensation
                                                     Awards
                               Annual Compensation Securities     All Other
        Name and        Fiscal ------------------- Underlying     ---------
   Principal Position    Year   Salary($) Bonus($) Options (#) Compensation($)
   ------------------    ----   --------- -------- ----------- ---------------

Philip M. Sawyer........ 1997   173,750    -----     -----          -----
President and            1996   166,666    -----     -----          -----
Chief Executive Officer  1995   120,000    -----     -----          -----

Cary J. Reich, Ph.D. (1) 1997   174,859    -----    40,000        20,000(2)
Vice President, Research 1996   157,363    -----     4,143        26,000(3)
                         1995    93,077     881     82,850        65,498(4)

Gary A. Curtis (5)...... 1997   164,583    -----    15,000          -----
Executive Vice President,1996   148,513    -----    82,850          -----
Sales & Marketing        1995    -----     -----     -----          -----

Debera M. Brown (6)..... 1997   163,006    -----    42,000          -----
Vice President,          1996   138,191    -----     4,143          -----
Regulatory Affairs &     1995    86,444    -----    51,781          -----
Quality Assurance

Joseph F. Rondinone,.... 1997   146,321    -----    55,000          -----
Ph.D. (7)                1996   119,933    -----    15,742          -----
Vice President,          1995    -----               -----          -----
Development

-------------------

(1) Mr. Reich joined the Company in May 1995 as Vice President, Research and Development at an annual salary of $150,000.
(2)   Consists of $20,000 in housing allowance.
(3)   Consists of $26,000 in housing allowance.
(4) Consists of $44,998 in relocation expenses and $20,500 in housing allowance.
(5)   Mr. Curtis joined the Company in April 1996 as Executive Vice
      President, Sales and Marketing, at an annual salary of $148,512.
      Mr. Curtis resigned January 31, 1998.
(6)   Ms. Brown joined the Company in May of 1995 as Vice President of
      Clinical and Regulatory Affairs, at an annual salary of $135,000
(7)   Mr. Rondinone joined the Company in January of 1996 as Director of
      Clinical Affairs, at an annual salary of $120,000.

                   Option Grants in Last Fiscal Year

     The following table shows, as to the Named Officers, information concerning stock options granted during the year ended December 31, 1997



Potential Realizable

Value at Assumed
                                       Percent of
Annual Rates of Stock
                     Number of       Total Options
Price Appreciation for
                     Securities        Granted to     Exercise
Option Term (4)
                 Underlying Options   Employees in      Price    Expiration
------ --------
       Name        Granted (#) (1)   Fiscal Year (2)  Per Share    Date (3)
5% ($)      10%($))
       ----        ---------------   ---------------  ---------    --------    -
--
Philip M. Sawyer....    -----            -----          -----       -----
-----       -----
Cary J. Reich.......   40,000             6.9           $3.75      02/21/07
110,057     278,905
Gary A. Curtis......   15,000             2.6           $3.75      02/21/07
41,271     104,589
Debera M. Brown.....   42,000             7.3           $3.75      02/21/07
115,559     292,850
Joseph F. Rondinone.   55,000             9.5           $4.03      09/12/07
229,990     353,612

----------------
(1)   Options were granted under the Company's 1993 Stock Option Plan and vest over four years  from the date of grant.
(2)   Based on options to purchase an aggregate of 576,850 options granted by the Company in the year ended December 31, 1997 to employees, directors, and consultants to the Company, including the Named
      Officers.
(3)   Options may terminate before their expiration upon the termination of the optionees status as an employee or consultant or at the optionee's disability or death.
(4)   The potential realizable value is calculated based on the term of the option at the date of grant (ten years).  It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

        Option Exercises in Last Fiscal Year and FY-end Option Values

     The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during the year ended December 31, 1997 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1997. Also reported are values for unexercised "in-the-money" options, which values represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1997.




                                                   Number of Securities   Value
of Unexercised In-the-
                                                  Underlying Unexercised
Money Options
                     Shares                     Options at Fiscal Year End  at
Fiscal Year End ($) (2)
                   Acquired on     Value of     --------------------------  ----
----------------------
      Name         Exercise (#) Realized ($) (1) Exercisable Unexercisable
Exercisable  Unexercisable
      ----         ------------ ---------------- ----------- -------------  ----
-------  -------------
Philip M. Sawyer ..    -----         -----          -----        -----         -
----        -----
Cary J. Reich......    -----         -----          55,404       71,589
136,238       75,351
Gary A. Curtis.....    -----         -----          -----        57,850        -
----        74,023
Debera M. Brown....    -----         -----          29,339       62,591
70,358       47,554
Joseph F. Rondinone    5,900         27,831          1,642       63,200
4,150       20,726

-----------------
(1)   Market value of the underlying securities on the exercise date minus the exercise price.

(2) Market value of underlying securities based on the closing price of the Company's Common Stock on December 31, 1997 (the last market trading day in 1997) on the Nasdaq National Market of $2.94 minus the exercise prices.


                          CERTAIN TRANSACTIONS

     The Company has a consulting contract with Dr. Philip N. Sawyer, a distinguished heart surgeon (now retired) and noted medical device designer. The contract pays Dr. Sawyer $4,500 per month and related expenses for up to ten days of consulting per month. Dr. Sawyer is a shareholder of Interface BioMedical Laboratories Corporation which is an affiliate of the Company. Dr. Sawyer is also the father of Philip M. Sawyer, the Company's president and chief executive officer.

     All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                   REPORT OF THE COMPENSATION COMMITTEE
                        OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists of three non-employee directors: Richard S. Schneider, Douglas E. Kelly and Vaughn D. Bryson. The Committee was established in October 1993 and is responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including salaries, bonuses, stock compensation and loans, and all bonus and stock compensation to other employees.

Compensation Philosophy and Policies

     The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

o ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

o ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

o ensure that current cash and equity incentive opportunities are competitive with comparable companies.

Elements of Compensation

     Compensation for officers and key employees includes both cash and equity elements.

     Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions tied to quarterly and annual targets.

     Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1993 Plan and the 1993 Employee Stock Purchase Plan (the "Purchase Plan"), which plans were adopted prior to the Company's initial public offering in June 1996. The 1993 Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive stock option awards and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional equity incentives. These options typically vest over a four-year period and thus require the employee's continuing efforts on behalf of the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that it is in the stockholders' interests to link employee compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of the Company's success.

Fiscal 1997 Executive Compensation

     Executive compensation for fiscal year 1997 included base salary, cash bonuses, and incentive stock option grants. The cash bonuses and stock options are awarded in fiscal 1998 after review of appropriate performance factors after the end of 1997. In one case, an executive received a cash housing allowance. Cash bonuses were based on accomplishing designated Company goals including certain financial targets. For sales executives, compensation also included commissions tied to attaining revenue milestones recommended by management and approved by the Board. Executive base salary and total compensation for fiscal year 1997 were determined after review of salary survey data for comparable public companies in the medical technology industry. Factors in selection of the appropriate data for comparison include company size and geographical location. In addition, the Committee reviewed compensation data extracted from the public records of comparable public companies in the medical technology/device industry. These companies were selected based on comparable age as public companies, stage of development, geographical location and other relevant factors.

     In establishing executive compensation policies for fiscal year 1997, the Committee focused incentive compensation on achieving certain milestones in product sales, product development, regulatory clearance and marketing.

Chief Executive Officer Compensation for Fiscal 1997

     Philip Sawyer's salary for fiscal 1997 was $173,750 (His annualized base salary was $175,000 beginning in February 1997). Additional 1997 compensation including cash bonus and stock options, if any, for Mr. Sawyer has not been determined at this time. In raising Mr. Sawyer's annual salary from $166,666 in 1996, the Committee gave consideration to comparative pay levels in the medical technology industry, the performance of Fusion in 1996, Mr. Sawyer's qualifications and experience, the importance of his individual contributions to the future of Fusion and certain other factors.

Summary

     The Compensation Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and providing incentive for these persons to achieve goals which will build long-term stockholder value.

                                               COMPENSATION COMMITTEE
                                               OF THE BOARD OF DIRECTORS

                                               Richard S. Schneider
                                               Douglas E. Kelly, M.D.
                                               Vaughn D. Bryson

                      STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return with those of the "Nasdaq Stock Market - U.S." Index and the "Hambrecht & Quist Healthcare - Excluding Biotechnology" Index. The graph assumes that $100 was invested (i) on June 7, 1996 (the effective date of the Company's initial public offering) in the Company's Common Stock and
(ii) on June 30, 1996 in the "Nasdaq Stock Market - U.S." Index and the "Hambrecht & Quist Healthcare - Excluding Biotechnology" Index, including reinvestment of dividends, and reflects the change in the market price of the Company's Common Stock relative to the noted indices at December 31, 1997. The performance shown is not necessarily indicative of future price performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                       Fusion Medical    Nasdaq Stock    H&Q Healthcare
      DATES          Technologies, Inc.  Market -U.S.   Excluding Biotech
------------------   ------------------  -------------- -----------------
  June 7, 1996             100.00           100.00           100.00
  June 30, 1996             54.32            96.49            96.57
  September 30, 1996        76.92            99.92           105.97
  December 31, 1996         34.62           104.84           106.63
  March 31, 1997            29.81            99.15           101.29
  June 30, 1997             26.92           117.33           121.25
  September 30, 1997        40.38           137.17           127.09
  December 31, 1997         22.59           128.65           127.07

The information contained in the Stock Performance Graph shall not be deemed "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                              OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                               THE BOARD OF DIRECTORS

Mountain View, California
April 10, 1998

                                DETACH HERE

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    FUSION MEDICAL TECHNOLOGIES, INC.

                   1998 ANNUAL MEETING OF STOCKHOLDERS

    The undersigned stockholder of Fusion Medical Technologies, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Philip M. Sawyer and Raymond W. Anderson, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1998 Annual Meeting of Stockholders of Fusion Medical Technologies, Inc. to be held on May 21,
1998 at 10:00 a.m., local time, at the Company's principal executive offices located at 1615 Plymouth Street, Mountain View, California 94043 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse:


SEE REVERSE                                                   SEE REVERSE
   SIDE        (Continued and to be signed on reverse side)       SIDE

                                DETACH HERE

    Please mark
[X] votes as in
    this example.

1.  Election Of Directors.
    Class I Nominees:   Lawrence G. Mohr, Jr., Olav B. Bergheim,
    Class II Nominees:  Douglas E. Kelly, M.D., Richard S.
                        Schneider, Ph.D.
    Class III Nominees: Gordon W. Russell, Philip M. Sawyer, Vaughn D.
                        Bryson,


                        FOR             WITHHELD
                   [  ] ALL        [  ] FROM ALL
                        NOMINEES        NOMINEES

                                                           MARK HERE
[  ]                                                       FOR ADDRESS  [  ]
    --------------------------------------------------     CHANGE AND
    For all nominees except as noted on the line above     NOTE BELOW

2. Proposal to ratify and approve an amendment to the 1993 Stock Option Plan to increase the number of shares reserved for issuance by 400,000 to 1,890,492 shares:

                       FOR     AGAINST    ABSTAIN
                       [  ]      [  ]       [  ]

3. Proposal to ratify the appointment of Coopers & Lybrand LLP as the independent auditors of the Company for the year ending December 31, 1998:

                       FOR     AGAINST    ABSTAIN
                       [  ]      [  ]       [  ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE TWO NOMINATED CLASS I DIRECTORS, THE TWO NOMINATED CLASS II DIRECTORS AND THE THREE NOMINATED CLASS III DIRECTORS; (2) FOR THE RATIFICATION AND APPROVAL OF AN AMENDMENT TO THE 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 400,000 TO 1,890,492 SHARES; (3) FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND LLP AS INDEPENDENT AUDITORS, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON, IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

NOTE: (This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears, hereon, and return promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature:                                      Date:
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